UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 11, 2024
Jacobs Solutions Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		88-1121891
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Election of New Director
On July 11, 2024, the Board of Directors (the “Board”) of Jacobs Solutions Inc. (the “Company”) elected Vice Admiral Mary M. Jackson to serve as a director of the Company until the annual meeting of shareholders in 2025. The effective date of Vice Admiral Jackson’s election will be the earlier of (a) the closing date of the Company's previously announced spin-off transaction, which will combine its Critical Mission Solutions business and portions of its Divergent Solutions business, including Cyber & Intelligence, with Amentum Parent Holdings LLC, or (b) January 15, 2025.

The Board, after consideration of all facts and circumstances, affirmatively determined that Vice Admiral Jackson is an independent director under the corporate governance standards of the New York Stock Exchange and the Company’s guidelines for determining independence.

Vice Admiral Jackson has served in various roles in the United States Navy for over three decades, with the latest including Vice Admiral, Navy Installations Command from 2017 until her retirement in 2020. Vice Admiral Jackson has also served on the Board of Directors of Victory Capital Holdings, Inc. since January 2023 and Custom Truck One Source, Inc. since April 2022 and previously served on the Board of Directors of Pacific Architects & Engineers Incorporated from April 2021 until February 2023. Vice Admiral Jackson holds a Bachelor’s Degree in Physics (Oceanography emphasis) from the United States Naval Academy and a Masters of Engineering Management from George Washington University.

In connection with her election, Vice Admiral Jackson will receive the standard, annual compensation for the Company’s non-management directors. This annual compensation includes (i) a cash retainer in the amount of $125,000 per year, and (ii) pursuant to the Company’s 1999 Outside Director Plan, as amended and restated, an award of restricted stock units with an aggregate value of $190,000, pro-rated based on her election date. Vice Admiral Jackson will also be eligible to participate in the Jacobs Director Deferral Plan.

There were no understandings or other agreements or arrangements between Vice Admiral Jackson, on the one hand, and any other person, on the other hand, pursuant to which she was appointed as a director of the Company. Furthermore, there are no transactions between Vice Admiral Jackson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 17, 2024

JACOBS SOLUTIONS INC.

By:	/s/ Bob Pragada
Bob Pragada
Chief Executive Officer